                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    6.46916%
POOL NUMBER:  Group 1 = 1864
____________________________________________________________________________________________

ISSUE DATE:  05/28/2002
CERTIFICATE BALANCE AT ISSUE:    $687,355,859.44

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1135                         $511,474,283.46
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $448,316.84
Unscheduled Principal Collection/Reversals                            $65,127.03
Liquidations-in-full                                     104      $47,778,944.78
Net principal Distributed                                         $48,292,388.65    ($48,292,388.65)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1031                         $463,181,894.81

SCHEDULED INTEREST AT MORTGAGE RATE:                               $3,003,527.31

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $245,096.01

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $51,050,819.95

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    6.46916%
POOL NUMBER:  Group 1 = 1864
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $48,292,388.65     $2,758,431.30             $0.00     $2,758,431.30             $0.00    $51,050,819.95

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,561,779.00             $0.00             $0.00             $0.00     $9,561,779.00
Bankruptcy Bond
   Single-Units           $136,000.00             $0.00             $0.00             $0.00       $136,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $6,873,558.00             $0.00             $0.00             $0.00     $6,873,558.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    6      $2,998,235.86         2        $738,137.29         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         1        $442,135.73         0              $0.00

The Class Principal Balances of each Class of the Class IB1, IB2, IB3, IB4,
IB5, IB6 Certificates immediately after the principal and interest distribution on 12/25/2002 are as follows:

                Class       Class Principal Balance
                IB1               $10,248,482.54
                IB2                $3,757,445.59
                IB3                $2,732,597.33
                IB4                $1,365,801.66
                IB5                $1,024,848.27
                IB6                $1,368,657.63
                              __________________
                Total             $20,497,833.01
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 2002):

SERIES:  2002-s3                POOL NUMBER:  Group 1 = 1864

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $463,181,894.81**        $4,178,508.88***        $2,998,235.86***
Number:                         1390                      9                       6
% of Pool:                    100.00%                  0.90%                   0.65%
(Dollars)
% of Pool:                    100.00%                  0.65%                   0.43%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $738,137.29***                $0.00***          $442,135.73***
Number:                           2                       0                       1
% of Pool:                    0.16%                    0.00%                   0.10%
(Dollars)
% of Pool:                    0.14%                    0.00%                   0.07%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 2002 scheduled payments and November 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
November 31, 2002.

Trading Factor, calculated as of distribution date : 0.49510293.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 2002, and unscheduled prepayments in months prior to December ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    5.98415%
POOL NUMBER:  Group 2 = 1865
____________________________________________________________________________________________

ISSUE DATE:  05/28/2002
CERTIFICATE BALANCE AT ISSUE:    $248,170,600.17

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     373                         $174,800,137.24
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $626,756.57
Unscheduled Principal Collection/Reversals                           $190,235.19
Liquidations-in-full                                      38      $22,670,665.54
Net principal Distributed                                         $23,487,657.30    ($23,487,657.30)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        335                         $151,312,479.94

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $959,654.60

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $87,660.44

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $24,359,651.46

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    5.98415%
POOL NUMBER:  Group 2 = 1865
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $23,487,657.30       $871,994.16             $0.00       $871,994.16             $0.00    $24,359,651.46

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $3,422,519.00             $0.00             $0.00             $0.00     $3,422,519.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $2,481,706.00             $0.00             $0.00             $0.00     $2,481,706.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    2        $695,948.41         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,
IIB5, IIB6 Certificates immediately after the principal and interest distribution on 12/25/2002 are as follows:

                Class       Class Principal Balance
                IIB1               $1,816,513.57
                IIB2                 $363,107.50
                IIB3                 $363,107.50
                IIB4                 $242,071.67
                IIB5                 $121,035.84
                IIB6                 $243,519.34
                              __________________
                Total              $3,149,355.41
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 2002):

SERIES:  2002-s3                POOL NUMBER:  Group 2 = 1865

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $151,312,479.94**          $695,948.41***          $695,948.41***
Number:                          468                      2                       2
% of Pool:                    100.00%                  0.46%                   0.46%
(Dollars)
% of Pool:                    100.00%                  0.43%                   0.43%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 2002 scheduled payments and November 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
November 31, 2002.

Trading Factor, calculated as of distribution date : 0.16174046.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 2002, and unscheduled prepayments in months prior to December ) can be calculated.